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                                                                  EXHIBIT 10.42B

          Hawker Pacific Aerospace -- 1999 Annual Report on Form 10-K

            Exhibit 10.42B -- Heller Financial Loan Amendment No. 3


                           WAIVER AND AMENDMENT NO. 3

                                       TO

               LOAN AND SECURITY AGREEMENT AND RELATED DOCUMENTS
               -------------------------------------------------

          This Waiver and Amendment No. 3 to Loan and Security Agreement (this

"Amendment") is entered into as of February 16, 2000 among HAWKER PACIFIC
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AEROSPACE, a California corporation ("U.S. Borrower"), HAWKER PACIFIC AEROSPACE
                                      -------------
LIMITED, a company organized under the laws of England and Wales ("U.K.
                                                                   ----
Borrower" and, collectively with U.S. Borrower, "Borrowers"), the financial
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institution(s) listed on the signature pages hereof and their respective successors and Eligible Assignees (each, individually, a "Lender" and,
                                                          ------
collectively, "Lenders"), HELLER FINANCIAL, INC., a Delaware corporation, as a
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Lender and as Agent for Lenders ("Agent"), and NMB-HELLER LIMITED, an Affiliate
of Agent domiciled in the United Kingdom, as Funding Agent and Collateral Agent ("NMB-Heller").
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                                   RECITALS;
                                   --------

          WHEREAS, Borrowers, Lenders, Agent and NMB-Heller are parties to a Loan and Security Agreement dated as of December 22, 1998 (as heretofore, now, or hereafter amended, supplemented, restated or otherwise modified, the "Loan
                                                                         ----
Agreement"); and
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          WHEREAS, Borrowers, Lenders, Agent and NMB-Heller are also parties to
Waiver and Amendment No. 1 to Loan and Security Agreement dated as of October 21, 1999 (as heretofore, now, or hereafter amended, supplemented, restated or otherwise modified, the "First Amendment") and Waiver and Amendment No. 2 to
                         ---------------
Loan and Security Agreement dated as of December 10, 1999 (as heretofore, now, or hereafter amended, supplemented, restated or otherwise modified, (the "Second
                                                                          ------
Amendment"));
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          WHEREAS, pursuant to Section 7.3(A) of the Loan Agreement, Borrowers are prohibited from selling assets outside the ordinary course of business;

          WHEREAS, pursuant to the First Amendment, Borrowers agreed that (a) Capital Expenditures for the first fiscal quarter of Fiscal Year 2000 would not exceed $650,000 and (b) on or prior to January 15, 2000 Borrowers would obtain a letter of intent for the purchase of Borrowers;

          WHEREAS, pursuant to the Second Amendment, Borrowers agreed, among other things, that on or prior to January 15, 2000, Borrowers would obtain a Second Junior Investment of at least $1,000,000 or such greater amount not to exceed $3,000,000 as deemed necessary by Agent;

          WHEREAS, Borrowers agreed to sell nose landing gear installation assembly, part no. 162U0100-51, L/H wing landing gear installation assembly, part no. 161U0100-31, R/H wing landing gear installation assembly, part no. 161U0100-39, R/H body landing gear installation assembly, part no. 161U0100-40, and various hydraulic components (collectively, the "Quantas Assets") to Quantas
                                                     --------------
Airways Limited outside of the ordinary course of business in violation of
Section 7.3(A) of the Loan Agreement, causing an Event of Default under Section 8.1(C) of the Loan Agreement (the "Quantas Sale Default");
                                   --------------------

          WHEREAS, Borrowers have failed to comply with the other covenants described in the preceding clauses and such failures also constitute Events of Default under the Loan Agreement (collectively with the Quantas Sale Default, the "Existing Defaults"); and
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          NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.   Definitions.  Unless otherwise defined herein, capitalized terms
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used in this Amendment shall have the meanings ascribed to such terms in the
Loan Agreement, the First Amendment and the Second Amendment.

          2.   Limited Waiver of Lenders.  Lenders hereby waive the Existing
               -------------------------
Defaults.

          3.   Amendment to Loan Documents.  The parties agree to amend the Loan
               ---------------------------
Documents as follows:

               (a)  The Financial Covenants Rider to the Loan Agreement is
                    -----------------------------
          hereby amended by deleting paragraph C of the Financial Covenants Rider in its entirety and replacing it with the following:

                    C.   Capital Expenditure Limits.  The aggregate amount of
                         --------------------------
          all Capital Expenditures, Capital Leases with respect to fixed assets of Borrowers and their Subsidiaries (which shall be considered to be expended in full on the date such Capital Lease is entered into) and other contracts with respect to fixed assets initially capitalized on any Borrower's or any Subsidiary's balance sheet prepared in accordance with GAAP (which shall be considered to be expended in full on the date such contract is entered into) (excluding, in each case, expenditures for trade-ins and replacement or substitution of assets to the extent funded with (i) casualty insurance proceeds or (ii) the proceeds of Asset Dispositions approved by Agent under Section 7.3(A)(ii)(1) of the Loan Agreement) will not exceed the amount set forth below for each period set forth below.
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
           Period                                              Amount
           ------                                              ------
   September 30, 1999 through
     December 31, 1999                                       $2,610,000

   first fiscal quarter in Fiscal Year 2000                  $1,445,000

   each fiscal quarter thereafter
     in Fiscal Year 2000                                     $  700,000

   Fiscal Year 2001 and
     each Fiscal Year thereafter                             $3,000,000

          The Capital Expenditure Amounts set forth above for the periods of September 30, 1999 through December 31, 1999 and for the first fiscal quarter in Fiscal Year 2000 shall each be increased by thirty percent (30%) of the amount by which the actual Junior Investment exceeds $6,000,000.

               (b)  Section 4(d)(v) of the First Amendment is hereby amended by
                   ---------------
     replacing "January 15, 2000" with "March 15, 2000."

               (c)  Section 4(b) of the Second Amendment is hereby amended by
                   ------------
     replacing "January 15, 2000" with "March 15, 2000."

     4.  Conditions to Effectiveness. This Amendment shall become effective upon
         ---------------------------
the prior or concurrent satisfaction of the following conditions, all in a manner satisfactory to Agent:

               (a) Agent shall have received a fully executed copy of this Amendment, including all Exhibits hereto.

               (b) Agent shall have received a fully executed Waiver and Amendment No. 2 to Refund Agreement in the form attached hereto as Exhibit A.

               (c) Agent shall have received a fully executed Amendment No. 1 to Assumption Agreement in the form attached hereto as Exhibit B.

     5.  Representations and Warranties of Borrowers. Each Borrower represents
         -------------------------------------------
         and warrants to Agent and Lenders that:

     5.1  Authority.  Each Borrower has full power, authority and legal right to
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enter into this Amendment and the other agreements entered into in connection herewith to which such Borrower is a party. The execution and delivery by each Borrower of this Amendment and the other agreements entered into in connection herewith to which such Borrower is a party: (i) have been duly authorized by all necessary action on the party of such Borrower; (ii) are not in contravention of the terms of such Borrower's organizational documents or of any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval; (iv) do not and will not contravene any contractual or governmental restriction of which such Borrower or any of its property may be subject; and
(v) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of such Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which such Borrower is a party or by which such person or any of its property may be bound or affected.

     5.2  Binding Effect. This Amendment and all of the other agreements entered
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into by each Borrower in connection herewith have been duly executed and delivered by such Borrower, are the legal, valid and binding obligations of such Borrower and are enforceable against such in accordance with their respective terms.

     5.3  No Default. No Default or Event of Default has occurred and is
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continuing or would result from the execution and delivery of this Amendment or the other agreements executed and delivered by either Borrower hereunder or the consummation of the transactions contemplated hereby or thereby.

     6.   Reference to and Effect Upon the Loan Documents.
          -----------------------------------------------

     6.1 Except as specifically amended above, the Loan Documents, as amended, shall remain in full force and effect and is hereby ratified and confirmed.

     6.2 The execution, delivery and effectiveness of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Loan Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document (after giving effect to this Agreement). Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

     7.   Counterparts; Facsimile Signatures. This Amendment may be executed in
          ----------------------------------
any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart and an original for all purposes.

     8.   Costs, Expenses and Taxes. Borrowers jointly and severally agree to
          -------------------------
pay on demand all reasonable fees, costs and expenses incurred by Agent, Lenders and NMB-Heller in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorney's fees and expenses).
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     9.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     10.  Headings.  Section headings in this Amendment are included herein for
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convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                              HAWKER PACIFIC AEROSPACE, as Borrower and as
                              Borrower Representative



                              By:    /s/  Philip M. Panzera
                                     ----------------------
                              Name:    Philip M. Panzera
                                       -----------------
                              Title:    EVP
                                        ---


                              HAWKER PACIFIC AEROSPACE LIMITED, as a Borrower


                              By:    /s/ Philip M. Panzera
                                     ---------------------
                              Name:    Philip M. Panzera
                                       -----------------
                              Title:    Director
                                        --------


                              HELLER FINANCIAL, INC., as Agent and as a Lender



                              By:    /s/  Renee Rempe
                                     ----------------
                              Name:    Renee Rempe
                                       -----------
                              Title:    VP
                                        --


                              NMB-HELLER LIMITED, in its capacity as Funding Agent and Collateral Agent



                              By:    /s/  J.P. Onslow
                                     ----------------
                              Name:    J.P. Onslow
                                       -----------
                              Title:    Director
                                        --------